Exhibit 99.1

Investor Presentation | Q4 2019 atlanticcapitalbank.com NASDAQ TICKER: ACBI

2 This presentation contains forward-looking statements within the meaning of section 27A of the Securities Act of 1933, as amended, and section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements reflect our current views with respect to, among other things, future events and our financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “target,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. The following risks, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: our strategic decision to focus on the greater Atlanta market may not positively impact our financial condition in the expected timeframe, or at all; costs associated with our growth and hiring initiatives in the Atlanta market area; risks associated with increased geographic concentration, borrower concentration and concentration in commercial real estate and commercial and industrial loans resulting from our exit of the Tennessee and northwest Georgia markets and our strategic realignment; our strategic decision to increase our focus on SBA and franchise lending may expose us to additional risks associated with these types of lending, including industry concentration risks, our ability to sell the guaranteed portion of SBA loans, the impact of negative economic conditions on small businesses’ ability to repay the non-guaranteed portions of SBA loans, and changes to applicable federal regulations; risks associated with our ability to manage the planned growth of our payment processing business, including evolving regulations, security risks, and unforeseen increases in transaction volume resulting from changes in our customers’ businesses and changes in the competitive landscape for payment processing; changes in asset quality and credit risk; cost and availability of capital; customer acceptance of our products and services; customer borrowing, repayment, investment and deposit practices; the introduction, withdrawal, success and timing of business initiatives; the impact, extent, and timing of technological changes; severe catastrophic events in our geographic area; a weakening of the economies in which we conduct operations may adversely affect our operating results; the U.S. legal and regulatory framework could adversely affect the operating results of the Company; the interest rate environment may compress margins and adversely affect net interest income; our ability to anticipate or respond to interest rate changes correctly and manage interest rate risk presented through unanticipated changes in our interest rate risk position and/or short- and long-term interest rates; changes in trade, monetary and fiscal policies of various governmental bodies and central banks could affect the economic environment in which we operate; our ability to determine accurate values of certain assets and liabilities; adverse developments in securities, public debt, and capital markets, including changes in market liquidity and volatility; unanticipated changes in our liquidity position, including but not limited to our ability to enter the financial markets to manage and respond to any changes to our liquidity position; the impact of the transition from LIBOR and our ability to adequately manage such transition; adequacy of our risk management program; increased competitive pressure due to consolidation in the financial services industry; risks related to security breaches, cybersecurity attacks, and other significant disruptions in our information technology systems; and other risks and factors identified in our most recent annual report on Form 10-K and our other reports filed with, or furnished to, the Securities and Exchange Commission from time to time. Statements included in this presentation include non-GAAP financial measures and should be read along with the accompanying tables, which provide a reconciliation of non-GAAP financial measures to GAAP financial measures. Atlantic Capital management uses non-GAAP financial measures, including:(i) taxable equivalent net interest income, (ii) taxable equivalent net interest margin, and (iii) tangible book value per share. Management believes that non-GAAP financial measures provide a greater understanding of ongoing performance and operations, and enhance comparability with prior periods. Non-GAAP financial measures should not be considered as an alternative to any measure of performance or financial condition as determined in accordance with GAAP, and investors should consider Atlantic Capital’s performance and financial condition as reported under GAAP and all other relevant information when assessing the performance or financial condition of the Company. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition as reported under GAAP. Non-GAAP financial measures may not be comparable to non-GAAP financial measures presented by other companies. Forward-Looking Statements Disclaimer and Non-GAAP Financial Information

3 Our Company Atlanta’s Hometown Business Bank • Proven underwriting; superior credit quality • Core deposit strength • Strong capital • Capitalize on Atlanta market disruption • Expand treasury and processing businesses Highlights Fundamentally Sound Positioned for Growth Specialty Lending Deposit & Processing Focused Businesses

We Fuel Prosperity WE ARE A team of talented, experienced, and entrepreneurial bankers WE SERVE Clients who value high-touch relationships and deep expertise WE WIN With creativity, expertise, teamwork, humility, and confidence

5 Atlanta’s Hometown Business Bank Atlanta metro highlights: •#1 for economic growth potential (among large metro areas) • 14 Fortune 500 headquarters (ranked #3) •#1 world’s busiest airport •#4 metro area for largest increase in population (2017-2018) •#2 moving destination • 70% of all US payments are processed through Georgia Sources: Metro Atlanta Chamber, City Data, Penske and American Transaction Processors Coalition $200 $250 $300 $350 $400 2012 2013 2014 2015 2016 2017 2018 Atlanta MSA GDP Billions

6 Q4 2019 Results Continuing Operations Diluted EPS Average non-interest bearing deposits Average deposits Q4 2018 Q4 2019 Change Tangible book value per share(1) $718 million $597 million $121 million $2.1 billion $1.78 billion $367 million $0.32 $0.29 $0.03 $14.09 $11.88 $2.21 Loans held for investment Efficiency Ratio 57.57% 57.50% 0.07% $1.87 billion $1.73 billion $145 million C&I and owner occupied loans $1.06 billion $944 million $119 million (1)Tangible book value per share is a non-GAAP financial measure. Please see reconciliation to GAAP measure on slide 24 for more details. % Change 10% 8% 13% 20% 21% 19%

Commercial Lending Focus Loans from Continuing Operations Annual Yield $533 $688 $790 $944 $1,063 $590 $622 $605 $653 $686 $136 $61 $88 $103 $111 $82 $144 $1,341 $1,519 Commercial 56% Residential 3% Mtg Warehouse 1% Construction & Land 7% Commercial Real Estate 30% Consumer & Other 3% Commercial CRE Other Mortgage Warehouse 3.46% 3.79% 4.27% 5.01% 5.26% $1,515 $1,728 Dollars in millions Commercial loans include commercial and industrial and owner occupied CRE loans. CRE loans include non-owner occupied and construction and land. Other loans include residential mortgages, home equity, consumer and other loans. Prior periods have been retrospectively adjusted for the impact of discontinued operations. $1,874 12/31/2015 12/31/2016 12/31/2017 12/31/2018 12/31/2019 Libor 46% Prime 12% Other 2% Fixed 40% 7

Superior Credit Quality Non-performing assets / Assets NCOs / Average Loans ACBI Peers • Historically strong credit quality • Collaborative approach between bankers and credit officers • Credit officers have credit approval authority • Disciplined portfolio management process to identify potential problems early Source: SNL Peers include publicly traded banks headquartered in the Southeast as defined by SNL with assets between $1 billion and $5 billion. 0.43% 0.36% 0.12% 0.40% 0.13% 0.14% 0.20% 0.26% 2012 2013 2014 2015 2016 2017 2018 2019 (0.32%) 0.02% (0.01%) 0.05% 0.11% 0.23% 0.02% 0.11% 2012 2013 2014 2015 2016 2017 2018 2019 8

Strong Core Deposit Franchise Average Deposits from Continuing Operations Dollars in millions Deposit figures represent average balances. Prior periods have been retrospectively adjusted for the impact of discontinued operations. 28% 28% 32% 33% 33% 60% 57% 57% 62% 62% 12% 15% 11% 5% 5% 2015 2016 2017 2018 2019 DDA Interest Bearing Brokered $1,540 $1,633 Deposit cost $1,199 $1,419 $1,805 0.28% 0.38% 0.52% 0.77% 1.13% 9

$21,165 $20,524 $19,977 $20,088 $20,734 3.66% 3.74% 3.61% 3.52% 3.38% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Net Interest Margin Net interest income NIM by Year(1) NIM by Quarter(1) Net interest margin Dollars in thousands Income and margin from continuing operations (1)Net interest income and net interest margin are taxable equivalent and are non-GAAP financial measures. Net interest income is used in calculating net interest margin. Please see reconciliation on slide 24 for more details. $39,009 $54,203 $63,738 $76,642 $81,323 2.76% 2.76% 3.07% 3.50% 3.58% 2015 2016 2017 2018 2019 Avg Fed Funds 0.26% 0.51% 1.10% 1.91% 2.28% 2.28% 2.50% 2.50% 2.30% 1.83% • NIM benefited from increases in short-term interest rates during 2016-2018 • NIM negatively impacted by the Q2 2019 branch sale and 75 bps decrease in fed funds rate during 2019 10

Disciplined Expense Management Efficiency Ratio(1) Noninterest Expense(1) 89.1% 76.3% 70.4% 57.9% 58.0% 2015 2016 2017 2018 2019 • Focus on expense management has driven lower efficiency ratio for continuing operations Dollars in thousands (1) Continuing operations 2019 2018 Salaries and employee benefits 34,537 $ 31,766 $ 2,771 $ 9% Occupancy 2,888 2,972 (84) (3%) Equipment and software 3,103 2,817 286 10% Professional services 2,908 3,511 (603) (17%) Communications and data processing 3,199 2,676 523 20% Other noninterest expense 6,473 6,249 224 4% Noninterest expense - continuing operations 53,108 $ 49,991 $ 3,117 $ 6% Change 11

Atlanta’s Hometown Business Bank • Focusing efforts on core commercial and private banking relationships • Atlantic Capital Exchange (“ACE”) platforms provide distinctive treasury services • Two branches and one loan production office in Atlanta metro • Total of 26 bankers Atlanta Commercial and Private Banking Loans Atlanta Commercial and Private Banking Deposits Atlanta Market Highlights Atlanta Loan and Deposit Composition – 12/31/2019 Loans QTD Average Deposits Commercial & Private Banking 87% Commercial & Private Banking 58% Note: Commercial & Private Banking charts exclude real estate banking $408 $466 $506 $585 $656 3.59% 3.72% 4.07% 4.72% 4.89% 2015 2016 2017 2018 2019 Loans Yield on Loans $470 $554 $654 $751 $815 0.18% 0.19% 0.21% 0.36% 0.62% 2015 2016 2017 2018 2019 Average Deposits Cost of Deposits Real Estate Banking 41% $1,114 $1,000 Commercial & Private Banking 86% Real Estate Banking 14% Commercial & Private Banking 59% Dollars in millions Proven business model focused on commercial clients and individuals that value high touch relationships and expertise 12

Growing Payments & Processing Business $599 $870 $1,187 $1,463 $1,921 2015 2016 2017 2018 2019 • Atlanta-based bankers focused on processing business with payments and fintech companies • Recognized as a Top 50 ACH Bank in the US by NACHA, the Electronic Payments Association; originated $83 billion in payments in 2019 • Atlantic Capital Bank is part of Atlanta’s “Payments Alley” $164 $185 $240 $246 $342 0.32% 0.38% 0.46% 0.60% 0.75% 2015 2016 2017 2018 2019 Deposits Cost of Deposits Average Deposits (in millions) ACH Items Originated (in millions) Highlights Fee Income (in thousands) 14 18 22 28 44 2015 2016 2017 2018 2019 13

September 29, 2019 14 Specialty Lending Businesses Franchise Lending • Small business lending focused on multi-unit operators across various industry verticals • Focused on high quality brands with personal guarantees SBA Lending • Consistently ranked in top 3 for SBA 7(a) originations in Georgia and top 50 SBA lender nationally $49 $64 $74 $111 $154 2015 2016 2017 2018 2019 $9 $36 $84 $147 $186 2015 2016 2017 2018 2019 Franchise Loans SBA Loans Highlights SBA Income Commercial & Private Banking 87% CRE 13% Commercial & Private Banking 58% $58 $76 $82 $83 $103 $2.9 $3.6 $4.1 $3.6 $4.2 2015 2016 2017 2018 2019 Loan Originations Noninterest Income Dollars in millions

September 29, 2019 15 822 957 1,121 1,164 452 3% 7% 11% 16% 17% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 # shares purchased (thousands) Cumulative % purchased Strong Capital Position • Focused on capital management and improving both return on equity and earnings per share • Excess capital will be deployed in a thoughtful and disciplined manner • Completed $85MM stock repurchase program; started second $25MM program 13.0% 13.2% 15.7% 15.2% 14.6% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Well capitalized (10%) 10.3% 10.5% 13.4% 12.9% 10.6% Q4 2018 Q1 2019 Q2 2019 Q3 2019 Q4 2019 Share Repurchases Total Risk Based Capital Ratio (Bank) Highlights Tangible Common Equity Ratio CRE 13%

2020 Priorities 16 2020 Priorities • Active capital management • Focus on operational efficiency • Capitalize on Atlanta market disruption • Expand deposit and processing businesses

Appendix

Management Biographies 18 Douglas Williams President and Chief Executive Officer • President and CEO of Atlantic Capital since its inception • Former Managing Director and Head of Wachovia Corporation’s International Corporate Finance Group • Held numerous roles within Wachovia, including EVP and Head of the Global Corporate Banking Division; CRO for all corporate, institutional, and wholesale banking activities; EVP and Co-Head of Wachovia’s Capital Markets Division and EVP and Head of Wachovia’s US Corporate Banking Division • Former chairman of the Community Depository Institutions Advisory Council (CDIAC) of the Federal Reserve Bank of Atlanta and its representative to the CDIAC of the Federal Reserve Board of Governors • Serves on the Boards of the Metro Atlanta Chamber of Commerce and the Georgia Chamber of Commerce, is a Member of the Buckhead Coalition, and former member of YMCA of Metropolitan Atlanta and the High Museum of Art boards • CRO of Atlantic Capital since its inception through 2017 • Former Chief Credit Officer for Wachovia’s Capital Finance business • Former Head of Risk Management for all of Wachovia’s Capital Markets business • Serves on the Board of Trustees at Children’s Literature for Children • CFO of Atlantic Capital since NASDAQ listing in 2015 • Former CFO of Square 1 Financial, Inc. • Former EVP and CFO of Encore Bancshares, Inc. • Former SVP and Treasurer of Sterling Bancshares, Inc. • Chartered Financial Analyst • Senior Risk Management Officer at Atlantic Capital since inception • Former Director in Wachovia’s Risk Management Division supporting Corporate, Investment Banking and Capital Markets groups • Former Client Management and Risk Management Officer in Wachovia’s middle market commercial group in North Carolina Gray Fleming Executive Vice President, Chief Risk Officer • EVP at Atlantic Capital since inception • Former Managing Director and Group Head for Wachovia Securities’ Continental European Group • Member of TWIN (The World Innovation Network – Chicago), Fiserv’s Commercial Payments Advisory Board and a former executive in residence at Juniata College in Pennsylvania Kurt Shreiner President, Corporate Financial Services Division Patrick Oakes, CFA Executive Vice President, Chief Financial Officer Rich Oglesby President, Atlanta Division

Financial Highlights

Atlantic Capital

	METRICS	Q4 2019	Q3 2019	Q4 2018	2019	2018
Income[1]	Diluted EPS - continuing operations	$ 0.32	$ 0.33	$ 0.29	$ 1.20	$ 1.07
	Diluted EPS	0.32	0.36	0.34	2.12	1.09
	Net income (loss) - continuing operations [2]	7,140	7,569	7,483	28,158	28,050
	Net income (loss)	7,140	8,186	8,830	49,855	28,532
Performance Measures	Return on average assets	1.08 %	1.32 %	1.21 %	1.93 %	1.03 %
	Return on average equity	8.65	9.77	10.90	15.10	9.05
	NIM - continuing operations [3]	3.38	3.52	3.66	3.58	3.50
	Efficiency ratio - continuing operations	57.57	55.72	57.50	57.99	57.93
Balance Sheet[4]	Total loans held for investment (period-end)	$ 1,874	$ 1,837	$ 2,107	$ 1,874	$ 2,107
	Average deposits - continuing operations	2,147	1,950	1,780	1,805	1,633
Capital	Tier 1 capital ratio	12.0 %	12.5 %	11.5 %	12.0 %	11.5 %
	Total risk-based capital ratio	15.0	15.5	14.2	15.0	14.2
	TCE / TA	10.6	12.9	10.3	10.6	10.3
	Tangible book value per share [5]	$ 14.09	$ 13.91	$ 11.88	$ 14.09	$ 11.88
Asset Quality	Net charge offs to average loans [6]	0.07 %	0.11 %	0.00 %	0.11 %	0.02 %
	NPAs to total assets	0.26	0.29	0.20	0.26	0.20
	ALLL to loans held for investment [7]	0.99	0.98	1.03	0.99	1.03

[1] On April 5, 2019, Atlantic Capital completed the sale to FirstBank of its Tennessee and northwest Georgia banking operations, including 14 branches and the mortgage business. The banking business and branches subsequently sold to FirstBank are reported as discontinued operations. Income in thousands. [2] Interest income on tax-exempt securities has been increased to reflect comparable interest on taxable securities. The rate used was 21%, reflecting the statutory federal income tax rate. [3] Taxable equivalent. Please see reconciliation on slide 24 for more details. [4] Dollars in millions [5] Excludes effect of acquisition related intangibles. Please see reconciliation on slide 24 for more details. [6] Annualized [7] The ratios for the third quarter of 2019 and fourth quarter of 2018 are calculated on a continuing operations basis.

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Balance Sheet 20 (in thousands, except share data) December 31, September 30, December 31, 2019 2019 2018 ASSETS Cash and due from banks $ 45,249 $ 42,577 $ 42,895 Interest-bearing deposits in banks 421,079 27,167 216,040 Other short-term investments – – 9,457 Cash and cash equivalents 466,328 69,744 268,392 Securities available for sale 282,461 286,785 402,486 Securities held to maturity (fair value of $115,291, $42,740 and $0 at December 31, 2019, September 30, 2019, and December 31, 2018, respectively) 116,972 42,863 – Other investments 27,556 31,360 29,236 Loans held for sale 370 916 5,889 Loans held for sale - discontinued operations(1) – – 373,030 Loans held for investment(1) 1,873,524 1,835,673 1,728,073 Less: allowance for loan losses (18,535) (18,080) (17,851) Loans held for investment, net 1,854,989 1,817,593 1,710,222 Premises held for sale - discontinued operations(1) – – 7,722 Premises and equipment, net(1) 22,536 19,688 9,779 Bank owned life insurance 66,421 66,047 65,149 Goodwill - discontinued operations(1) – – 4,555 Goodwill - continuing operations(1) 19,925 19,925 17,135 Other intangibles, net 3,027 3,112 4,388 Other real estate owned 278 278 874 Other assets 49,516 51,887 56,583 Total assets $ 2,910,379 $ 2,410,198 $ 2,955,440 LIABILITIES AND SHAREHOLDERS' EQUITY Deposits: Noninterest-bearing demand(1) $ 824,646 $ 599,657 $ 602,252 Interest-bearing checking(1) 373,727 240,427 252,490 Savings(1) 1,219 1,081 725 Money market(1) 1,173,218 921,133 987,183 Time(1) 44,389 30,782 10,623 Brokered deposits 81,847 61,192 99,241 Deposits to be assumed - discontinued operations(1) – – 585,429 Total deposits 2,499,046 1,854,272 2,537,943 Federal funds purchased – 57,000 – Securities sold under agreements to repurchase - discontinued operations(1) – – 6,220 Federal Home Loan Bank borrowings – 76,000 – Long-term debt 49,873 49,831 49,704 Other liabilities 34,965 44,384 37,920 Total liabilities 2,583,884 2,081,487 2,631,787 SHAREHOLDERS' EQUITY Preferred stock, no par value; 10,000,000 shares authorized; no shares issued and outstanding as of December 31, 2019, September 30, 2019, and December 31, 2018 – – – Common stock, no par value; 100,000,000 shares authorized; 21,751,026, 22,193,761, and 25,290,419 shares issued and outstanding as of December 31, 2019, September 30, 2019, and December 31, 2018, respectively 230,265 237,687 291,771 Retained earnings 91,669 84,529 42,187 Accumulated other comprehensive income (loss) 4,561 6,495 (10,305) Total shareholders’ equity 326,495 328,711 323,653 TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY $ 2,910,379 $ 2,410,198 $ 2,955,440 (1)Assets and liabilities related to the sale of Tennessee and northwest Georgia banking operations were classified as held for sale as of December 31, 2018.

Period End Loans

Atlantic Capital

(dollars in thousands)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	Linked Quarter Change	Year Over Year Change
Loans held for sale							
Loans held for sale	$ 370	$ 916	$ -	$ 1,530	$ 5,889	$ (546)	$ (5,519)
Loans held for sale - discontinued operations	-	-	-	384,779	373,030	-	(373,030)
Total loans held for sale	$ 370	$ 916	$ -	$ 386,309	$ 378,919	$ (546)	$ (378,549)
Loans held for investment							
Commercial loans:							
Commercial and industrial	$ 705,115	$ 697,412	$ 701,566	$ 679,489	$ 645,374	$ 7,703	$ 59,741
Commercial real estate:							
Multifamily	98,378	60,398	43,907	43,929	88,826	37,980	9,552
Owner occupied	357,912	352,842	313,310	304,945	298,291	5,070	59,621
Investment	460,038	452,285	409,629	394,087	407,711	7,753	52,327
Construction and land:							-
1-4 family residential construction	4,009	5,186	3,696	2,067	1,006	(1,177)	3,003
Other construction, development, and land	123,531	139,991	195,260	171,818	155,226	(16,460)	(31,695)
Mortgage warehouse loans	13,941	23,256	10,665	22,267	27,967	(9,315)	(14,026)
Total commercial loans	1,762,924	1,731,370	1,678,033	1,618,602	1,624,401	31,554	138,523
Residential:							
Residential mortgages	31,315	31,903	31,338	32,915	32,800	(588)	(1,485)
Home equity	25,002	25,638	24,303	23,171	22,822	(636)	2,180
Total residential loans	56,317	57,541	55,641	56,086	55,622	(1,224)	695
Consumer	37,765	27,168	34,618	35,203	25,851	10,597	11,914
Other	19,552	22,533	24,126	26,663	24,712	(2,981)	(5,160)
	1,876,558	1,838,612	1,792,418	1,736,554	1,730,586	37,946	145,972
Less net deferred fees and other unearned income	(3,034)	(2,939)	(2,678)	(1,997)	(2,513)	(95)	(521)
Total loans held for investment	$ 1,873,524	$ 1,835,673	$ 1,789,740	$ 1,734,557	$ 1,728,073	$ 37,851	$ 145,451
Total loans	$ 1,873,894	$ 1,836,589	$ 1,789,740	$ 2,120,866	$ 2,106,992	$ 37,305	$ (233,098)

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Deposits: Period End and Average

Atlantic Capital

Period End Deposits

(dollars in thousands)	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	Linked Quarter Change	Year Over Year Change
DDA	$ 824,646	$ 599,657	$ 569,693	$ 561,829	$ 602,252	$ 224,989	$ 222,394
NOW	373,727	240,427	309,709	233,838	252,490	133,300	121,237
Savings	1,219	1,081	1,090	896	725	138	494
Money market	1,173,218	921,133	802,973	962,741	987,183	252,085	186,035
Time	44,389	30,782	33,902	22,069	10,623	13,607	33,766
Brokered	81,847	61,192	134,164	65,811	99,241	20,655	(17,394)
Total deposits - continuing operations	2,499,046	1,854,272	1,851,531	1,847,184	1,952,514	644,774	546,532
Deposits to be assumed - discontinued operations	–	–	–	593,264	585,429	-	(585,429)
Total deposits	$ 2,499,046	$ 1,854,272	$ 1,851,531	$ 2,440,448	$ 2,537,943	$ 644,774	$ (38,897)
Payments clients	$ 567,597	$ 286,373	$ 301,413	$ 361,192	$ 397,608	$ 281,224	$ 169,989

Average Deposits

	2019				2018	Linked	
(dollars in thousands)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	Quarter Change	Q4 2019 vs Q4 2018
DDA	$ 718,298	$ 637,809	$ 587,957	$ 575,453	$ 597,239	$ 80,489	$ 121,059
NOW	320,637	295,106	314,601	276,212	280,449	25,531	40,188
Savings	1,098	1,085	956	884	712	13	386
Money market	1,006,449	895,102	859,680	847,254	798,017	111,347	208,432
Time	37,388	32,409	32,358	12,847	10,117	4,979	27,271
Brokered	62,757	88,146	106,524	81,141	93,558	(25,389)	(30,801)
Total deposits - continuing operations	2,146,627	1,949,657	1,902,076	1,793,791	1,780,092	196,970	366,535
Deposits to be assumed - discontinued operations	-	-	45,350	593,313	600,769	-	(600,769)
Total deposits	$ 2,146,627	$ 1,949,657	$ 1,947,426	$ 2,387,104	$ 2,380,861	$ 196,970	$ (234,234)
Payments clients	$ 362,327	$ 289,526	$ 285,949	$ 295,059	$ 263,800	$ 72,801	$ 98,527

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Income Statements

Atlantic Capital

(in thousands except share and per share data)	Three months ended					Years ended	
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018	December 31, 2019	December 31, 2018
Total interest income	$ 26,532	$ 26,520	$ 26,598	$ 26,197	$ 26,628	$ 105,847	$ 94,760
Total interest expense	5,965	6,536	6,709	5,773	5,560	24,983	18,513
NET INTEREST INCOME BEFORE PROVISION FOR LOAN LOSSES	20,567	19,984	19,889	20,424	21,068	80,864	76,247
Provision for loan losses	787	413	698	814	502	2,712	1,946
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	19,780	19,571	19,191	19,610	20,566	78,152	74,301
NONINTEREST INCOME							
Service charges	998	925	870	794	876	3,587	3,215
Gains (losses) on sale of securities	–	253	654	–	(1,853)	907	(1,855)
Gains (losses) on sale of other assets	–	140	(10)	(3)	–	127	(154)
Trust income	–	–	–	–	–	–	1,025
Derivatives income (loss)	315	(293)	(233)	(111)	154	(322)	308
Bank owned life insurance	375	422	389	360	380	1,546	1,506
SBA lending activities	846	1,150	1,096	1,086	425	4,178	3,606
Gain on sale of trust company	–	–	–	–	–	–	1,681
Other noninterest income	145	172	175	210	182	702	715
Total noninterest income	2,679	2,769	2,941	2,336	164	10,725	10,047
NONINTEREST EXPENSE							
Salaries and employee benefits	8,500	8,295	8,529	9,213	7,573	34,537	31,766
Occupancy	838	722	689	639	655	2,888	2,972
Equipment and software	769	842	753	739	783	3,103	2,817
Professional services	577	764	792	775	947	2,908	3,511
Postage, printing and supplies	28	32	29	48	30	137	166
Communications and data processing	1,066	796	662	675	772	3,199	2,676
Marketing and business development	143	243	233	226	224	845	710
FDIC premiums	–	(193)	175	235	157	217	562
Other noninterest expense	1,461	1,176	1,392	1,245	1,067	5,274	4,811
Total noninterest expense	13,382	12,677	13,254	13,795	12,208	53,108	49,991
INCOME FROM CONTINUING OPERATIONS BEFORE PROVISION FOR INCOME TAXES	9,077	9,663	8,878	8,151	8,522	35,769	34,357
Provision for income taxes	1,937	2,094	1,869	1,711	1,039	7,611	6,307
NET INCOME FROM CONTINUING OPERATIONS	7,140	7,569	7,009	6,440	7,483	28,158	28,050
DISCONTINUED OPERATIONS							
Income (loss) from discontinued operations	$ –	$ –	$ 30,107	$ (1,417)	$ 1,796	$ 28,690	$ 643
Provision (benefit) for income taxes	–	(617)	7,964	(354)	449	6,993	161
Net income (loss) from discontinued operations	–	617	22,143	(1,063)	1,347	21,697	482
NET INCOME	$ 7,140	$ 8,186	$ 29,152	$ 5,377	$ 8,830	$ 49,855	$ 28,532

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Non-GAAP Financial Measures

Atlantic Capital

(in thousands)	For the Years Ended December 31,				
	2019	2018	2017	2016	2015
Net interest income reconciliation					
Net interest income - GAAP	$ 80,864	$ 76,247	$ 62,832	$ 53,719	$ 38,946
Taxable equivalent adjustment	459	395	906	484	63
Net interest income - taxable equivalent	$ 81,323	$ 76,642	$ 63,738	$ 54,203	$ 39,009
Taxable equivalent net interest margin reconciliation					
Net interest margin - GAAP - continuing operations	3.52%	3.48%	3.03%	2.74%	2.75%
Impact of taxable equivalent adjustment	0.06%	0.02%	0.04%	0.02%	0.01%
Net interest margin - taxable equivalent	3.58%	3.50%	3.07%	2.76%	2.76%

(in thousands, except share and per share data)	2019				2018
	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter
Taxable equivalent net interest income reconciliation - continuing operations					
Net interest income - GAAP	$ 20,567	$ 19,984	$ 19,889	$ 20,424	$ 21,068
Taxable equivalent adjustment	167	104	88	100	97
Net interest income - taxable equivalent - continuing operations	$ 20,734	$ 20,088	$ 19,977	$ 20,524	$ 21,165
Taxable equivalent net interest margin reconciliation - continuing operations					
Net interest margin - GAAP - continuing operations	3.35%	3.51%	3.60%	3.72%	3.64%
Impact of taxable equivalent adjustment	0.03%	0.01%	0.01%	0.02%	0.02%
Net interest margin - taxable equivalent - continuing operations	3.38%	3.52%	3.61%	3.74%	3.66%
Tangible book value per common share reconciliation					
Total shareholders' equity	$ 326,495	$ 328,711	$ 336,715	$ 320,627	$ 323,653
Intangible assets	(19,925)	(19,925)	(19,925)	(22,848)	(23,095)
Total tangible common equity	$ 306,570	$ 308,786	$ 316,790	$ 297,779	$ 300,558
Common shares outstanding	21,751,026	22,193,761	23,293,465	24,466,964	25,290,419
Book value per common share - GAAP	$ 15.01	$ 14.81	$ 14.46	$ 13.10	$ 12.80
Tangible book value	14.09	13.91	13.60	12.17	11.88

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Financial Information from Discontinued Operations

Atlantic Capital

Assets and Liabilities from Discontinued Operations			
(in thousands)	December 31, 2019	September 30, 2019	December 31, 2018
Cash	$ –	$ –	$ 4,234
Loans held for sale - discontinued operations	–	–	373,030
Premises held for sale - discontinued operations	–	–	7,722
Goodwill - discontinued operations	–	–	4,555
Other assets	–	–	1,405
Total assets	$ –	$ –	$ 390,946
Deposits to be assumed - discontinued operations	$ –	$ –	$ 585,429
Securities sold under agreements to repurchase - discontinued operations	–	–	6,220
Total liabilities	$ –	$ –	$ 591,649
Net liabilities	$ –	$ –	$(200,703)

Components of Net Income (Loss) from Discontinued Operations									
	2019						2018	For the year ended December 31,	
(in thousands)	Fourth Quarter	Third Quarter	Second Quarter	First Quarter	Fourth Quarter	First Quarter	Fourth Quarter	2019	2018
Net interest income	$ -	$ -	$ (39)	$ 3,125	$ 3,225	$ 3,125	$ 3,225	$ 3,086	$ 14,140
Provision for loan losses	-	-	–	–	(3,097)	–	(3,097)	–	(3,097)
Net interest income after provision	-	-	(39)	3,125	6,322	3,125	6,322	3,086	17,237
Service charges	-	-	46	481	483	481	483	527	1,922
Mortgage income	-	-	–	288	320	288	320	288	1,302
Gain on sale of branches	-	-	34,475	–	–	–	-	34,475	–
Other income	-	-	(22)	21	47	21	47	(1)	123
Total noninterest income	-	-	34,499	790	850	790	850	35,289	3,347
Salaries and employee benefits	-	-	330	2,427	2,757	2,427	2,757	2,757	11,714
Occupancy	-	-	71	339	479	339	479	410	2,016
Equipment and software	-	-	8	123	158	123	158	131	779
Amortization of intangibles	-	-	–	247	271	247	271	247	1,229
Communications and data processing	-	-	197	389	440	389	440	586	1,529
Divestiture expense	-	-	3,646	1,449	825	1,449	825	5,095	825
Other noninterest expense	-	-	101	358	446	358	446	459	1,849
Total noninterest expense	-	-	4,353	5,332	5,376	5,332	5,376	9,685	19,941
Net income (loss) before provision for income taxes	-	-	30,107	(1,417)	1,796	(1,417)	1,796	28,690	643
Provision (benefit) for income taxes	-	(617)	7,964	(354)	449	(354)	449	6,993	161
Net income (loss) from discontinued operations	$ -	$ 617	$ 22,143	$(1,063)	$ 1,347	$(1,063)	$ 1,347	$ 21,697	$ 482

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